SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 15, 2008

Date of Report (Date of Earliest Event Reported)

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

WASHINGTON	000-50603	91-0745418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25060 HANCOCK AVENUE, SUITE 103 BOX 110, MURRIETA, CA		92562
(Address of principal executive offices)		(Zip code)

(951) 894-6597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2008, Douglas Milnor, the company's Chief Operating Officer, as a cost reduction measure, chose to accept a lesser salary and a new role as Executive Director of Operations and accordingly, is no longer an officer of the corporation.

Item 8.01.	Other Events.

On October 15, 2008, we issued a company update letter to certain shareholders. That letter contained certain forward looking information.  A copy of that letter is attached as Exhibit 99.1 to our Current Report on Form 8-K, filed with the United States Securities and Exchange Commission (SEC). The information contained in that Current Report on Form 8-K and the letter to shareholders was "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c)        Exhibits

Exhibit No.          Description

    99.1                  Common Stock Information Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

DATE: October 15, 2008	By:	/s/ Troy Lyndon
	Name:	Troy Lyndon
	Title:	Chief Executive Officer